UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On May 24, 2005, the shareholders of the Registrant approved the adoption of the 2004 Non-Employee Director Fee Plan which was adopted by the Board of Directors of the Registrant in May 2004. The 2004 Non-Employee Director Fee Plan is described in the proxy statement relating to the 2005 Annual Meeting of Shareholders, as filed with the Commission on April 25, 2005, and a copy of the Plan is attached thereto.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut Senior Vice President and Chief Financial Officer

Date: May 31, 2005